Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, James A. Dinsmore, Principal Executive Officer of Ellsworth Growth and Income Fund Ltd. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/02/2016	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

I, Agnes Mullady, Principal Financial Officer and Treasurer of Ellsworth Growth and Income Fund Ltd. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/02/2016	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer